UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2015

VRINGO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 12th Floor, New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 309-7549

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modifications to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 24, 2015, Vringo, Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Charter”), with the Secretary of State of the State of Delaware, to effect a one-for-ten reverse stock split of the Company’s shares of common stock.

As previously disclosed on a Current Report on Form 8-K filed on November 16, 2015, the Company’s stockholders approved an amendment to the Charter to effect a reverse stock split of our common stock, at a ratio in the range of one-for-two to one-for-ten. On November 16, 2015, the Board of Directors of the Company selected the one-for-ten reverse stock split ratio and authorized the implementation of the reverse stock split.

As a result of the reverse stock split, every ten shares of the Company’s pre-reverse split common stock will be combined and reclassified into one share of our common stock. Proportionate voting rights and other rights of common stockholders will not be affected by the reverse stock split, other than as a result of the rounding up of fractional shares. Stockholders who would otherwise hold a fractional share of common stock will receive an increase to their common stock as the common stock will be rounded up to a full share. No fractional shares will be issued in connection with the reverse stock split.

The reverse stock split will become effective at 5:00 pm, Eastern Time, on November 27, 2015 and the Company's common stock will trade on the NASDAQ Capital Market on a post-split basis at the open of business on November 30, 2015. The Company’s post-reverse split common stock has a new CUSIP number: 92911N302, but the par value and other terms of the common stock were not affected by the reverse stock split.

The Company’s transfer agent, American Stock Transfer & Trust Company, LLC, is acting as exchange agent for the reverse stock split and will send instructions to stockholders of record regarding the exchange of certificates for common stock.

On November 25, 2015, we issued a press release with respect to the reverse stock split described above, which is being filed as Exhibit 99.1 to this Current Report on From 8-K.

A copy of the Certificate of Amendment to the Charter is being filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Vringo, Inc., dated November 24, 2015.

99.1	Press release dated November 25, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VRINGO, INC.

Date: November 25, 2015	By:	/s/ Andrew D. Perlman
	Name:	Andrew D. Perlman
	Title:	Chief Executive Officer